SCHEDULE OF RECONCILIATION OF EXPECTED INCOME TAX RECOVERY TO ACTUAL INCOME TAX RECOVERY (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Net loss	$ (3,996)	$ (2,741)
Statutory tax rate	27.00%	27.00%
Expected income tax recovery at the statutory tax rate	$ (1,079)	$ (740)
Permanent differences and other	479	222
Change in valuation allowance	600	518
Net deferred income tax recovery